Exhibit 10.9

REAFFIRMATION AGREEMENT

This REAFFIRMATION AGREEMENT (this “Reaffirmation”) is made and entered into as of August 9, 2018, by ENDOLOGIX, INC., a Delaware corporation (“Borrower”), CVD/RMS ACQUISITION CORP., a Delaware corporation (“CVD/RMS”), NELLIX, INC., a Delaware corporation (“Nellix”), TRIVASCULAR, INC., a California corporation (“TriVascular”), TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), ENDOLOGIX CANADA, LLC, a Delaware limited liability company (f/k/a TriVascular Canada, LLC) (“Canada”), TRIVASCULAR SALES LLC, a Texas limited liability company (“Sales”) and RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation (“Sideways”; together with Borrower, CVD/RMS, Nellix, TriVascular, Technologies, Canada and Sales, individually and collectively, the “Obligors”) in favor of DEERFIELD PRIVATE DESIGN FUND IV, L.P., as Agent for the Secured Parties. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the below-defined Amended and Restated Facility Agreement.

W I T N E S S E T H:

WHEREAS, certain Obligors, Agent and the lenders party thereto are parties to that certain Facility Agreement, dated as of April 3, 2017 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Facility Agreement”);

WHEREAS, in connection with the Existing Facility Agreement, each Obligor has executed certain Loan Documents (as such term is defined in the Existing Facility Agreement) (to the extent that such Loan Documents are not being amended and restated in connection with the Amended and Restated Facility Agreement, each an “Obligor Agreement” and collectively, the “Obligor Agreements”);

WHEREAS, each Obligor, the lenders party thereto as “Lenders” (each of such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”), and Agent are concurrently herewith entering into that certain Amended and Restated Facility Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Amended and Restated Facility Agreement”), whereby the Lenders have agreed to make certain financial accommodations available to the Obligors from time to time pursuant to the terms and conditions thereof and the Agent and the Lenders have agreed to make certain amendments to the Existing Facility Agreement and permit the ABL Credit Facility and the ABL Debt Documents on the terms set forth in the Amended and Restated Facility Agreement and other Loan Documents; and

WHEREAS, in connection with the execution and delivery of the Amended and Restated Facility Agreement and any other Loan Documents in connection therewith, each Obligor desires to expressly ratify, reaffirm and confirm each Obligor Agreement executed by such Obligor and the rights granted thereby in favor of Agent (for its benefit and the benefit of the other Secured Parties) and to agree and acknowledge the joint and several liability between all Obligors of the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment).

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Each Obligor hereby ratifies, reaffirms and confirms each Obligor Agreement to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and does hereby acknowledge that any rights granted thereby in favor of Agent (for its benefit and the benefit of the other Secured Parties) are and shall remain in full force and effect subsequent to the Agreement Date, as though each such Obligor Agreement was executed in full by such Obligor as of the date hereof, subject to any amendments made to the Loan Documents on the Agreement Date. Each Obligor also hereby ratifies, reaffirms and confirms all prior and/or concurrent grants of security interests and Liens or “control” (within the meaning of Articles 8 and 9 under the applicable UCC, “Control”) in favor of Agent or any other Secured Party in all of such Obligor’s right, title, and interest in, to, and under the Collateral under each Loan Document (including each Obligor Agreement), subject to any amendments made to the Loan Documents on the Agreement Date.

2. Each Obligor confirms and agrees that to the extent that any such Obligor Agreement purports to assign or pledge to Agent or any Secured Party or to grant to Agent or any other Secured Party a security interest in or Lien on, any collateral (including, without limitation, the Collateral) or to provide Control to Agent or any other Secured Party as security for the obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) as defined in any Loan Document including any Obligor Agreement) of any Obligor or any other Loan Party, as the case may be, from time to time existing in respect of the Amended and Restated Facility Agreement, or any Loan Document, such pledge or assignment or grant of the security interest or Lien or Control is hereby ratified, reaffirmed and confirmed in all respects, and shall constitute and be deemed a pledge or assignment or grant of the security interest or Lien or Control under the Amended and Restated Facility Agreement and the Loan Documents subject to any amendments made to the Loan Documents on the Agreement Date. Without limiting the generality of the foregoing, each Obligor hereby confirms and agrees that any security interest or Lien granted (or Control provided) in any Obligor Agreement shall secure the obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) as defined in any Loan Document including any Obligor Agreement) under the Amended and Restated Facility Agreement and the other Loan Documents, as applicable. Each Obligor hereby further ratifies, reaffirms and confirms the validity and enforceability of all of the Liens and security interests heretofore granted and Control provided, pursuant to and in connection with any Obligor Agreement or any other Loan Document, to Agent or any other Secured Party, as collateral security for the obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment)) under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests and Control, and all Collateral heretofore pledged as security for such obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment)), continue to be and remain collateral for such obligations (including, without limitation, Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment)) from and after the date hereof subject to any amendments made to the Loan Documents on the Agreement Date.

3. Upon and after the effectiveness of this Reaffirmation, each Obligor confirms and agrees that each reference in any Obligor Agreement to (i) “the Facility Agreement” or words of like import referring to the Amended and Restated Facility Agreement shall mean and be a reference to the Amended and Restated Facility Agreement and (ii) each reference to any other agreement, instrument or document that is an Existing Loan Document that is being amended or amended and restated in connection with the amendment and restatement of the Existing Facility Agreement shall mean and be a reference to such agreement, instrument or document as amended or amended and restated.

4. Each Obligor hereby further acknowledges that Agent’s solicitation of ratification, reaffirmation and confirmation of each such Obligor Agreement pursuant to this Reaffirmation is not a condition to the continued effectiveness of each such Obligor Agreement.

5. With respect to all Obligations (including, without limitation, all obligations under each Obligor Agreement and each Loan Document, including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment), each Obligor accepts, reaffirms, confirms and ratifies and agrees to joint and several liability hereunder, thereunder and under the other Loan Documents and the Obligor Agreements, pursuant to the terms hereof and thereof, in consideration of the financial accommodations to be provided by the Secured Parties under the Amended and Restated Facility Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Obligor and in consideration of the undertakings of the other Obligors to accept joint and several liability for the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment). Notwithstanding anything to the contrary in any Existing Loan Document, Obligor Agreement or any Loan Document, all Obligors hereby reaffirm, confirm and agree that all of the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) are joint and several among the Obligors, pursuant to the terms of the Loan Documents. If and to the extent that any Obligor shall fail to make any payment with respect to any of the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) as and when due or to perform any of the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) in accordance with the terms of the applicable Loan Documents and Obligor Agreements, then in each such event the other Obligors will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) are paid in full (subject to the second sentence of Section 6.22 to the Amended and Restated Facility Agreement), pursuant to the terms of the Loan Documents. The Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) of each Obligor under the provisions of this Section 5 constitute the absolute and unconditional, full recourse Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and the Exit Payment) of each Obligor enforceable against each Obligor to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Reaffirmation (other than this sentence of this Section 5) or any other circumstances whatsoever but subject to the terms of the Loan Documents.

6. This Reaffirmation is a Loan Document. This Reaffirmation may be executed in several counterparts, and by each party on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

7. THIS REAFFIRMATION SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, CONSENT TO JURISDICITION AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 6.4 OF THE AMENDED AND RESTATED FACILITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8. As of the date hereof, each Obligor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each Secured Party, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any Secured Party would be liable if such Persons were found to be liable to such Obligor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Obligor ever had from the beginning of the world until the date hereof against any such Releasee which relates, directly or indirectly to the Amended and Restated Facility Agreement, any other Loan Document (as defined therein and including any Obligor Agreement), the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Amended and Restated Facility Agreement or any other Loan Document (as defined therein and including, without limitation, any Obligor Agreement) or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Loan Documents (as defined in the Amended and Restated Facility Agreement and including any Obligor Agreement) or the Warrant/Stock holder or owner-issuer of Warrant/Stock holder issuer, expressly excluding the duties and obligations of Agent and the Lenders set forth in the Amended and Restated Facility Agreement and the other Loan Documents to occur solely after the Agreement Date. As to each and every Claim released hereunder, each Obligor hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Obligor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Obligor with respect thereto.

Each Obligor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Reaffirmation shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Obligor hereby agrees, represents, and warrants that (a) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 8; (b) this Reaffirmation has been entered into without force or duress, of the free will of each Obligor, and the decision of such undersigned to enter into this Reaffirmation is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (c) such Obligor has read and understands this Reaffirmation (including, without limitation, the release granted in this Section 8), has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Reaffirmation, has read this Reaffirmation in full and final form, and has been advised by its counsel of its rights and obligations hereunder

Each Obligor, for itself and on behalf of its successors, assigns, and Affiliates and their respective officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 8. Each Obligor further agrees that it shall not dispute the validity or enforceability of the Amended and Restated Facility Agreement, any of the other Loan Documents (including, without limitation, each Obligor Agreement), or any of its obligations thereunder, or the creation, validity, perfection, priority, enforceability or the extent of Agent’s security interest or Lien on any item of Collateral under the Amended and Restated Facility Agreement and the other Loan Documents (including each Obligor Agreement) or the providing of any Control under any Control Agreement or any other Loan Document. If any Obligor violates the foregoing covenant, such Obligor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such violation.

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IN WITNESS WHEREOF, Obligor has caused this Reaffirmation to be duly executed as of the date first above written.

OBLIGORS:	ENDOLOGIX, INC.,
a Delaware corporation

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

CVD/RMS ACQUISITION CORP., a Delaware corporation

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

NELLIX, INC., a Delaware corporation

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

TRIVASCULAR, INC., a California corporation

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT

(AMENDED AND RESTATED FACILITY AGREEMENT)]

ENDOLOGIX CANADA, LLC, a Delaware limited liability company

By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

TRIVASCULAR SALES LLC, a Texas limited liability company

By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT

(AMENDED AND RESTATED FACILITY AGREEMENT)]

AGENT:

DEERFIELD PRIVATE DESIGN FUND IV, L.P. By: Deerfield Mgmt IV, L.P., General Partner By: J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ David J. Clark
Name: Title:	David J. Clark Authorized Signatory

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT

(AMENDED AND RESTATED FACILITY AGREEMENT)]